Exhibit 10.4

AMENDMENT TO

THE TRANSACTION DOCUMENTS

THIS Amendment to THE Transaction Documents (as defined below) (this “Amendment”), is entered into as of June 18, 2024, by and between Signing Day Sports, Inc., a Delaware corporation (the “Borrower”), and FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (the “Holder”). Each of the Borrower and Holder are sometimes referred to in this Amendment individually as a “Party” and, collectively, as the “Parties.”

RECITALS

A. On May 16, 2024, the Borrower agreed to issue a certain Senior Secured Promissory Note to the Holder, a copy of which is attached hereto as Exhibit A (as amended hereby, the “Note”), a certain Common Stock Purchase Warrant to the Holder, a copy of which is attached hereto as Exhibit B (as amended hereby, the “First Warrant”), and a certain Common Stock Purchase Warrant to the Holder, a copy of which is attached hereto as Exhibit C (as amended hereby, the “Second Warrant” and together with the First Warrant, the “Warrants”), pursuant to that certain Securities Purchase Agreement, dated as of May 16, 2024, by and between the Borrower and the Holder, a copy of which is attached hereto as Exhibit D (the “Securities Purchase Agreement”) (the Note, Warrants, and Securities Purchase Agreement are collectively referred to herein as the “Transaction Documents”).

B. The Parties entered into that certain amendment to the Note and Warrants on or around May 20, 2024.

C.  The Parties desire to further amend the Transaction Documents as provided in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises herein contained, the Parties intending to be legally bound, hereby agree as follows.

1. Agreement. Except as specifically modified by this Amendment, the terms and conditions of the Transaction Documents shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the terms of the Transaction Documents, the terms of this Amendment shall control. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Note or the Warrants as the context requires, unless defined otherwise herein.

2. Amendment to securities purchase agreement. Notwithstanding anything to the contrary in the Transaction Documents, neither the Borrower’s execution of that certain securities purchase agreement dated on or around June 18, 2024, by and between the Borrower and the Holder, and the related transaction documents thereto (the “June 2024 Transaction Documents”), nor the Borrower’s issuance of securities to Holder pursuant to the June 2024 Transaction Documents, shall cause a breach of Section 4(i), Section 4(o) or any other provision of the Securities Purchase Agreement. Section 8(r) of the Securities Purchase Agreement shall be removed in the entirety upon the Borrower’s issuance of the Second Note (as defined in this Amendment) to the Holder.

3. Amendment to Note. Notwithstanding anything to the contrary in the Transaction Documents, neither the Borrower’s execution of the June 2024 Transaction Documents, nor the Borrower’s issuance of securities to Holder pursuant to the June 2024 Transaction Documents, shall cause an Event of Default (as defined in the Note) under the Note. Notwithstanding anything to the contrary in the Transaction Documents, the Parties hereby acknowledge and agree that the Borrower is permitted to issue that certain senior secured promissory note to the Holder on or around June 18, 2024, in the original principal amount of $198,611.00 (the “Second Note”), and that the Second Note shall be pari passu in priority to the Note.

4. Effectiveness. The terms of this Amendment shall be effective as of the date first set forth above.

5. Entire Agreement. This Amendment constitutes the entire agreement and understanding between the Parties with regard to the subject matter hereof and supersedes any prior written or oral agreements. Any modifications to this Amendment must be in writing and signed by the Borrower and the Holder or their lawful successors or assigns.

6. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first set forth above.

BORROWER:

Signing Day Sports, Inc.

By:	/s/ Daniel D. Nelson
Name:	Daniel D. Nelson
Title:	Chief Executive Officer

HOLDER:

FirstFire Global Opportunities Fund, LLC

By:	FirstFire Capital Management LLC, its manager

By:	/s/ Eli Fireman
Name:	Eli Fireman

EXHIBIT A

Senior Secured Promissory Note

(See Attached)

EXHIBIT B

Common Stock Purchase Warrant

(See Attached)

EXHIBIT C

Common Stock Purchase Warrant

(See Attached)

EXHIBIT D

Securities Purchase Agreement

(See Attached)

7